UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 17, 2006
                                                   -----------------

                                  Nelnet, Inc.
             (Exact name of registrant as specified in its charter)


          Nebraska                    001-31924                  84-0748903
          --------                    ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                 68508
---------------------------------------------------                 -----
        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (402) 458-2303
                                                   --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

        On February 17, 2006, Nelnet, Inc. ("Nelnet") entered into agreements to acquire the remaining twenty percent of FACTS Management Co. ("FACTS") capital stock and the remaining fifty percent of INFINET Integrated Solutions, Inc. ("INFINET") capital stock not already owned by Nelnet, with the closing of such agreements subject to certain regulatory approvals and closing conditions. These agreements provide that part of the consideration to be paid by Nelnet for the FACTS and INFINET capital stock includes the issuance of a combined total of 333,617 restricted shares of Nelnet's Class A Common Stock as discussed below. The following information under this Item 3.02 is being furnished since the total of such shares along with the number of shares issued by Nelnet upon completion of the acquisition of 5280 Solutions, Inc. capital stock on November 30, 2005 as discussed below exceeds one percent of the number of shares of Class A Common Stock outstanding as reported in Nelnet's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

FACTS

        The agreement for the acquisition of the remaining twenty percent of FACTS stock provides for a total purchase price for the FACTS stock of $14.6 million, including the issuance of a total of 238,237 shares of Class A Common Stock valued under the agreement at a total of approximately $10 million.

        Under the FACTS agreement, the shares of Class A Common Stock to be issued will be subject to certain put option arrangements with the shareholders pursuant to which during the thirty-day period after the fourth anniversary date of the closing Nelnet may be required to repurchase the shares at a price of $83.95 per share. The put shall in the alternative similarly apply to replacement shares of Class A Common Stock purchased by the shareholder from the proceeds of, and within sixty days of, a sale of the shares of Class A Common Stock by the shareholder back to Nelnet pursuant to provisions whereby during the six-month period ending June 30, 2009 Nelnet may be required to repurchase the shares at the market trading price at that time. The exercisability of the put is subject to acceleration and then termination in the event that during the four-year period ending on the fourth anniversary date of the closing the market trading price of the Class A Common Stock is equal to or exceeds $83.95 per share.

INFINET

        The agreement for the acquisition of the remaining fifty percent of INFINET provides for a total purchase price for the INFINET stock of $13.5 million, including the issuance of a total of 95,380 shares of Class A Common Stock valued under the agreement at a total of $4 million.

        Under the INFINET agreement, the shares of Class A Common Stock to be issued will be subject to certain stock price guarantee provisions pursuant to which, if on the fifth anniversary after the closing the market trading price of the Class A Common Stock is less than $104.8375 per share and has not exceeded that price for any twenty-five consecutive trading days during the five years after the closing, then Nelnet may be required to pay additional cash to the shareholder for each share issued in an amount representing the difference between $104.8375 less the greater of $41.9335 or the gross sales price such shareholder obtained from a sale of the shares.

5280 SOLUTIONS

        As previously reported in Nelnet's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, on November 8, 2005 Nelnet entered into an agreement to acquire the remaining fifty percent of 5280 Solutions, Inc. capital stock not already owned by Nelnet. The closing of this agreement occurred on November 30, 2005, and Nelnet issued a total of 258,760 shares of Class A Common Stock valued under the agreement at a total of approximately $9.7 million.

        Under the 5280 Solutions agreement, the shares of Class A Common Stock issued are subject to certain put option arrangements with the shareholders pursuant to which during the thirty-day period ending on the third anniversary date of the closing Nelnet may be required to repurchase the shares at a price of $37.10 per share.

EXEMPTION FROM REGISTRATION

        With respect to the issuance of shares and the put option and other arrangements under the agreements for FACTS, INFINET and 5280 Solutions discussed above, Nelnet intends to rely on the exemption from registration of such securities under the Securities Act of 1933 (the "Securities Act") as provided in Section 4(2) of the Securities Act. The facts relied upon to make such exemption available include the limited number of shareholders involved and the limited manner of offering, the status of each such shareholder as either an "accredited investor" as defined in Regulation D under the Securities Act or sophisticated as to the nature of the particular transaction, and the restricted status of the securities as evidenced by a customary restrictive legend on the certificates for such securities.

ITEM 8.01      OTHER EVENTS.

        On February 20, 2006, Nelnet issued a press release announcing that it had entered into agreements to acquire the remaining twenty percent of FACTS and the remaining fifty percent of INFINET. A copy of the press release is attached as Exhibit 99.1 to this Report and is hereby incorporated by reference into this
Item 8.01.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits:

        99.1 Press Release dated February 20, 2006 - "Nelnet to acquire FACTS and INFINET; company forms Business Solutions unit"

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 21, 2006

                                             NELNET, INC.


                                             By:   /s/ TERRY J. HEIMES
                                                 -------------------------------
                                                       Terry J. Heimes
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

     99.1 Press release dated February 20, 2006 - "Nelnet to acquire FACTS and INFINET; company forms Business Solutions unit"